PRO FORMA ADJUSTMENTS - PRO FORMA COMBINED CONDENSED BALANCE SHEET - As Of June 30, 2002

(1)   Pro forma entry to reflect the sale/leaseback of the building to FVI as of June 30, 2002.

(2)   Pro forma entry to reflect the acquisition of the minority interest from Bluebonnet.

PRO FORMA ADJUSTMENTS - PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS - For the Period Ended June 30, 2002

(1)   Pro forma entry to reflect the amortization of the gain on the sale/leaseback of the building, for the period ended June 30, 2002.

(2)   Pro forma entry to remove depreciation expense to reflect sale of the building as of January 1, 2001; as well as record the building rental payments for the period ended June 30, 2002.

(3)   Pro forma entry to reflect the interest accrual on the promissory note secured by land for the period ended June 30, 2002.

(4)   Pro forma entry to reflect the closing costs paid during the sale/leaseback of the building to FVI as of June 30, 2002.

(5)   Pro forma entry to remove minority interest (Key Group Ltd.) for the period ended June 30, 2002.

(6)   Pro forma entry to remove the equity in unconsolidated subsidiary, Vidor, Ltd. For the period ended June 30, 2002.

(7)   Pro forma entry to reflect interest accrual on the note receivable for the period ended June 30, 2002

PRO FORMA ADJUSTMENTS - PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS - For the Year Ended December 31, 2001

(1)   Pro forma entry to reflect the amortization of the gain on the sale/leaseback of the building, for the year ended December 31, 2001.

(2)   Pro forma entry to remove depreciation expense to reflect sale of the building as of January 1, 2001; as well as record the building rental payments for the year ended December 31, 2001.

(3)   Pro forma entry to reflect the interest accrual on the promissory note secured by land for the year ended December 31, 2001.

(4)   Pro forma entry to remove minority interest (Key Group Ltd.) for the year ended December 31, 2001.

(5)   Pro forma entry to remove the equity in unconsolidated subsidiary, Vidor, Ltd. For the year ended December 31, 2001.

(6)   Pro forma entry to reflect the interest accrual on the note receivable for the year ended December 31, 2001.

FIRST FINANCIAL CORPORATION
Pro Forma Combined Condensed Balance Sheet
As of June 30, 2002
(unaudited)

	FFC	Pro Forma Adjustments
	Actual	Debit	Credit		Pro Forma

ASSETS
CASH - UNRESTRICTED	724,773	511,934	12,367	(1)	1,224,340
CASH - RESTRICTED	544,794				544,794
MARKETABLE SECURITIES	99,932				99,932
MARKETABLE SEC-RESTRICTED	560,991				560,991
ACCOUNTS RECEIVABLE	1,077,380				1,077,380
RECEIVABLE ON SERVICED LOANS	353,967				353,967
NOTES RECEIVABLE	-	225,000		(1)	225,000
MORTGAGES HELD FOR SALE	30,989,160				30,989,160
MORTGAGES HELD FOR INVESTMENT	142,249				142,249
PROPERTY & EQUIPMENT (NET)	777,570		213,485	(1)	564,085
INVESTMENT IN REAL ESTATE	444,000				444,000
INVEST IN & ADV - CONS SUBS	-				-
INVEST IN & ADV - UNCONS SUBS	402,569		390,467	(2)	12,102
PREPAID EXPENSES	626,746				626,746
OTHER ASSETS	730,814				730,814

TOTAL ASSETS	37,474,946				37,595,561

LIABILITIES
NOTES PAYABLE	30,738,068		177,197	(2)	30,915,265
INTEREST PAYABLE	87,859				87,859
ACCOUNTS PAYABLE	1,244,258				1,244,258
OTHER LIABILITIES	567,257				567,257
UNEARNED INCOME	19,371		524,148	(1)	543,519
RESERVE FOR INSURANCE LOSSES	40,265				40,265
RESERVE FOR LOAN L	-		583,885	(2)	583,885
RES FOR LOSSES -SVC AGREEMENTS	236,929				236,929

TOTAL LIABILITIES	32,934,007				34,219,237

MINORITY INTEREST	1,151,549	1,151,549		(2)	(0)

STOCKHOLDERS EQUITY
COMMON STOCK	1,000				1,000
GUARANTY FUND	-				-
PARTNERS CONTRIBUTED CAPITAL	-				-
ADDITIONAL PAID-IN CAPITAL	518,702				518,702
RETAINED EARNINGS	3,292,536	13,066		(1)	3,279,470
ACCUM. OTHER COMP INC (LOSS)	(34,657)				(34,657)
CURRENT PROFIT (LOSS)	(352,881)				(352,881)

	3,424,700				3,411,634
TREASURY STOCK	(35,309)				(35,309)
UNREALIZED GAIN (LOSS) ON:					-
MORTGAGE LOANS	-				-
MARKETABLE SECURITIES	-				-

TOTAL STOCKHOLDERS EQUITY	3,389,391				3,376,325

TOTAL LIABILITIES & EQUITY	37,474,946	1,901,549	1,901,549		37,595,561

FIRST FINANCIAL CORPORATION
Pro Forma Combined Condensed Income Statement
For the Period Ended June 30, 2002
(unaudited)

	FFC	Pro Forma Adjustments
	Actual	Debit	Credit		Pro Forma

INTEREST INCOME:
INTEREST INC-INVESTMENTS	50,685		5,906	(7)	56,591
INTEREST INC-WAREHOUSED LOANS	826,940				826,940

TOTAL INTEREST INCOME	877,625				883,531

LOAN ADMINISTRATION REVENUES:
LOAN PRODUCTION REVENUES	1,952,976				1,952,976
SECONDARY MARKETING REVENUES	928,741				928,741
LOAN SERVICING REVENUES	4,987				4,987

TOTAL LOAN ADMIN. REVENUES	2,886,704				2,886,704

INSURANCE REVENUES:
NET PREMIUMS EARNED	177,305				177,305
NET LOSSES INCURRED	8,305				8,305
NET COMMISSION INC (EXP)	93,345				93,345

TOTAL INSURANCE REVENUES	278,955				278,955

OTHER REVENUES	327,398		87,564	(1)	414,962

TOTAL REVENUES	4,370,682				4,464,152

EXPENSES
PERSONNEL EXPENSE	2,719,543				2,719,543
LOAN PRODUCTION EXPENSE	97,644				97,644
SECONDARY MARKETING EXPENSE	287,055				287,055
LOAN SERVICING EXPENSE	59,954				59,954
OCCUPANCY EXPENSE	130,592	56,292	7,240	(2)	179,644
EQUIPMENT EXPENSE	186,908				186,908
INTEREST EXPENSE	528,761	7,123		(3)	535,884
GENERAL & ADMIN EXPENSES	1,132,891	12,367		(4)	1,145,258

TOTAL EXPENSES	5,143,349				5,211,891

INCOME (LOSS) BEFORE TAXES
AND EQUITY IN EARN. OF SUBS	(772,667)				(747,739)
FEDERAL INCOME TAX (BENEFIT)	-				-

INCOME (LOSS) BEFORE MINORITY
INTEREST & EARNING OF SUBS	(772,667)				(747,739)
MINORITY INTEREST	419,991		419,991	(5)	(0)

INCOME (LOSS) BEFORE EQUITY
IN EARNINGS (LOSS) OF SUBS	(352,676)				(747,739)
EQUITY IN EARNINGS (LOSS) OF SUBS:
UNCONSOLIDATED SUBS	(206)	206		(6)	0
MAJORITY OWNED SUBS	-				-
WHOLLY OWNED SUBS	-				-

TOTAL EQUITY IN EARNINGS-SUBS	(206)				0

NET INCOME (LOSS) BEFORE HOLDING
GAINS (LOSSES)	(352,881)				(747,738)

UNREALIZED HOLDING GAINS (LOSSES)	(36,692)				(36,692)

NET INCOME (LOSS)	(389,573)	75,988	520,701		(784,430)

FIRST FINANCIAL CORPORATION
Pro Forma Combined Condensed Income Statement
For the Year Ended December 31, 2001
(unaudited)

	FFC	Pro Forma Adjustments
	Actual	Debit	Credit		Pro Forma

INTEREST INCOME:
INTEREST INC-INVESTMENTS	96,516		11,812	(6)	108,328
INTEREST INC-WAREHOUSED LOANS	1,895,173				1,895,173

TOTAL INTEREST INCOME	1,991,689				2,003,501

LOAN ADMINISTRATION REVENUES:
LOAN PRODUCTION REVENUES	5,101,765				5,101,765
SECONDARY MARKETING REVENUES	3,706,341				3,706,341
LOAN SERVICING REVENUES	(16,627)				(16,627)

TOTAL LOAN ADMIN. REVENUES	8,791,479				8,791,479

INSURANCE REVENUES:
NET PREMIUMS EARNED	383,294				383,294
NET LOSSES INCURRED	15,207				15,207
NET COMMISSION INC (EXP)	193,538				193,538

TOTAL INSURANCE REVENUES	592,039				592,039

OTHER REVENUES	652,820		192,301	(1)	845,121

TOTAL REVENUES	12,028,027				12,232,140

EXPENSES
PERSONNEL EXPENSE	5,967,506				5,967,506
LOAN PRODUCTION EXPENSE	223,597				223,597
SECONDARY MARKETING EXPENSE	521,225				521,225
LOAN SERVICING EXPENSE	232,275				232,275
OCCUPANCY EXPENSE	288,175	112,584	14,479	(2)	386,280
EQUIPMENT EXPENSE	401,614				401,614
INTEREST EXPENSE	1,614,815	12,848		(3)	1,627,663
GENERAL & ADMIN EXPENSES	2,185,490				2,185,490

TOTAL EXPENSES	11,434,697				11,545,650

INCOME (LOSS) BEFORE TAXES
AND EQUITY IN EARN. OF SUBS	593,331				686,491
FEDERAL INCOME TAX (BENEFIT)	241				241

INCOME (LOSS) BEFORE MINORITY
INTEREST & EARNING OF SUBS	593,090				686,250
MINORITY INTEREST	(247,079)	247,079		(4)	(0)

INCOME (LOSS) BEFORE EQUITY
IN EARNINGS (LOSS) OF SUBS	346,011				686,250
EQUITY IN EARNINGS (LOSS) OF SUBS:
UNCONSOLIDATED SUBS	(17,585)	17,585		(5)	0
MAJORITY OWNED SUBS	-				-
WHOLLY OWNED SUBS	-				-

TOTAL EQUITY IN EARNINGS-SUBS	(17,585)				0

NET INCOME (LOSS) BEFORE HOLDING
GAINS (LOSSES)	328,426				686,250

UNREALIZED HOLDING GAINS(LOSSES)	25,752				25,752

NET INCOME (LOSS)	354,178	390,096	218,592		712,002